EXHIBIT 99.1

PINE TREE ACQUISITION CORP.

FINANCIAL STATEMENTS

TABLE OF CONTENTS

Page(s)
Report of Independent Registered Public Accounting Firm (PCAOB ID: 7275)	F-2
Balance Sheet as of October 7, 2026	F-3
Notes to Financial Statements	F-4 to F-15

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ALOBA, AWOMOLO & PARTNERS

(Chartered Accountants)

Floor 4, Providence Court, Ajibade Bus Stop, Beside CocaCola Ibadan, Oyo State, Nigeria

Tel: 08055439586, 08034725835

Email: audits@alobaawomolo.org; alobaawomolopartners@gmail.com; website: www.alobaawomolo.org

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Pine Tree Acquisition Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Pine Tree Acquisition Corp. (the “Company”) as of October 7, 2026, and the related notes to the balance sheet (collectively, the “balance sheet”).

In our opinion, the accompanying balance sheet presents fairly, in all material respects, the financial position of the Company as of October 7, 2026, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

Management is responsible for the preparation and fair presentation of the balance sheet in accordance with accounting principles generally accepted in the United States of America. Our responsibility is to express an opinion on the balance sheet based on our audit.

We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audit in accordance with PCAOB standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement, whether due to error or fraud. Our audit included procedures to assess risks of material misstatement, examining on test basis evidence regarding amounts and disclosures, evaluating accounting principles and significant estimates, and evaluating the overall presentation of the balance sheet. We believe our audit provides a reasonable basis for our opinion. We were not engaged to audit, and we do not express an opinion on, the Company’s internal control over financial reporting.

Critical Audit Matters

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there were no critical audit matters.

Aloba, Awomolo & Partners – PCAOB ID #7275

We have served as the Company’s auditor since 2025.

Ibadan, Nigeria

October 13, 2026

F-2

PINE TREE ACQUISITION CORP.

BALANCE SHEET

OCTOBER 7, 2026

ASSETS:	October 7, 2026
Current assets:
Cash and cash equivalents	$648,140
Prepaid expenses	21,269
Total current assets	669,409
Cash held in Trust Account	100,000,000
Total Assets	$100,669,409

LIABILITIES, CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION, AND SHAREHOLDERS’ EQUITY:
LIABILITIES:
Current liabilities:
Accounts payable and accrued expenses	$46,061
Related party payable	37,697
Promissory note – related party	118,000
Over-allotment option liability	106,371
Total current liabilities	308,129

Total liabilities	308,129

COMMITMENTS AND CONTINGENCIES (NOTE 6)
Class A ordinary shares subject to possible redemption, 10,000,000 shares at redemption value of $10.00 per share	100,000,000

SHAREHOLDERS’ EQUITY:
Preference shares, $0.0001 par value; 5,000,000 shares authorized; none issued and outstanding	-
Class A ordinary shares, $0.0001 par value, 500,000,000 shares authorized; 540,000 issued and outstanding (excluding 10,000,000 shares subject to possible redemption) at October 7, 2026	54
Class B ordinary shares, $0.0001 par value, 50,000,000 shares authorized; 4,928,571 issued and outstanding at October 7, 2026 (1)	493
Additional paid-in capital	384,051
Accumulated deficit	(23,318)
Total shareholders’ equity	361,280

Total Liabilities, Class A Ordinary Shares Subject to Possible Redemption, and Shareholders’ Equity	$100,669,409

(1) Includes an aggregate of up to 642,857 Class B ordinary shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters (see Note 5).

The accompanying notes are an integral part of these financial statements.

F-3

PINE TREE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

Pine Tree Acquisition Corp. (the “Company”) is a blank check company incorporated as a Cayman Islands exempted company on May 31, 2024. The Company was formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”).

The Company has not selected any target business and it has not, nor has anyone on its behalf, initiated any substantive discussions, directly or indirectly, with any target business regarding an initial business combination with the Company. The Company may pursue an initial business combination in any industry or geographic location that it determines is attractive and in the best interests of its shareholders.

As of October 7, 2026, the Company had not commenced any operations. All activity for the period from May 31, 2024 (inception) through October 7, 2026 relates to the Company’s formation and its initial public offering (the “Initial Public Offering”), which is described below. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering. The Company has selected December 31 as its fiscal year end.

Pine Tree Sponsor Group, LLC and North Penn, LLC are the Company’s co-sponsors (collectively, the “Sponsors”).

On October 7, 2026, the Company consummated its Initial Public Offering of 10,000,000 units (the “Units”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $100,000,000, which is discussed in Note 3. Each Unit consists of one Class A ordinary share (each a “Class A Ordinary Share” and collectively, the “Public Shares”) and one right to receive three-fourths (3/4) of one Class A ordinary share upon the consummation of the initial Business Combination (the “Public Rights”).

Simultaneously with the consummation of the Initial Public Offering, the Company consummated the sale of 140,000 private placement units (each, a “Private Placement Unit” and collectively, the “Private Placement Units”) to the Sponsors (135,000 Private Placement Units to Pine Tree Sponsor Group, LLC and 5,000 Private Placement Units to North Penn, LLC) at a price of $10.00 per unit, generating gross proceeds of $1,400,000. Each Private Placement Unit consists of one Class A ordinary share and one right to receive three-fourths (3/4) of one Class A ordinary share upon the consummation of the initial Business Combination (the “Private Placement Rights”). The Private Placement Units are identical to the Units, except that the Private Placement Units (and the underlying securities) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days following the consummation of the Company’s initial business combination.

In connection with the consummation of the Initial Public Offering, the Company issued 400,000 Class A ordinary shares (the “Representative Shares”) to Maxim Group LLC, the representative of the underwriters (“Maxim”), as part of the underwriting compensation. These Representative Shares are subject to transfer restrictions and are considered non-cash underwriting compensation.

Transaction costs related to the Initial Public Offering amounted to $4,667,209, consisting of $500,000 of cash underwriting fees, $3,728,219 representing the fair value of the Representative Shares issued to the underwriters, and $438,990 of other offering costs, including legal, audit and filing fees and the reimbursable expenses of the underwriters.

Underwriting fees and the fair value of the Representative Shares were directly attributable to the Initial Public Offering and were therefore allocated entirely to the public offering. Other offering costs were allocated between the public offering and the private placement based on their relative gross proceeds.

Transaction costs were allocated to the separable financial instruments issued in connection with the Initial Public Offering based on their relative fair values. Costs allocated to the Public Shares were recorded as a reduction of the carrying value of the Class A ordinary shares subject to possible redemption, costs allocated to the equity-classified rights were recorded as a reduction of additional paid-in capital, and costs of $4,959 allocated to the liability-classified over-allotment option were expensed as incurred.

F-4

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully.

The Company’s Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the value of the assets held in the Trust Account (as defined below) (excluding taxes payable on the interest earned on the Trust Account) at the time of the execution of a definitive agreement for such Business Combination. However, the Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to successfully effect a Business Combination.

Following the closing of the Initial Public Offering, $100,000,000 ($10.00 per Unit sold in the Initial Public Offering) of the gross proceeds from the Initial Public Offering and the sale of the Private Placement Units was placed in a U.S.-based trust account (the “Trust Account”) maintained by Continental Stock Transfer & Trust Company, acting as trustee. The funds held in the Trust Account may be held in demand deposit or cash accounts or invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earlier of the completion of a Business Combination or the distribution of the Trust Account as described below.

The Company will provide the holders of the Public Shares (the “Public Shareholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either in connection with a shareholder meeting called to approve the Business Combination or by means of a tender offer. The Public Shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then on deposit in the Trust Account (initially anticipated to be $10.00 per Public Share, plus any pro rata interest earned thereon and not previously released to the Company for tax purposes, net of taxes payable). There are no redemption rights with respect to the Company’s rights.

All of the Public Shares contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation, a Business Combination, or certain amendments to the Company’s amended and restated memorandum and articles of association. In accordance with ASC 480, “Distinguishing Liabilities from Equity,” redemption provisions not solely within the control of the Company require such shares to be classified outside of permanent equity. As the Public Shares were issued with other freestanding instruments (i.e., the rights and the over-allotment option), the initial carrying value of the Public Shares classified as temporary equity is determined in accordance with ASC 470-20.

The Company has elected to recognize changes in redemption value immediately as they occur and to adjust the carrying amount of the Public Shares to equal the redemption value at the end of each reporting period. Accordingly, the Public Shares are classified as temporary equity until such time as a redemption event occurs.

The Company has until 12 months from the closing of the Initial Public Offering (October 7, 2027), or until such earlier liquidation date as the Company’s board of directors may approve, to consummate a Business Combination (the “Combination Period”). If the Company anticipates that it may be unable to consummate a Business Combination within such period, it may seek shareholder approval to amend its amended and restated memorandum and articles of association to extend the date by which it must consummate a Business Combination, in which case the Public Shareholders will be offered an opportunity to redeem their Public Shares. If the Company is unable to complete a Business Combination within the Combination Period (as may be extened by shareholders), the Company will (i) cease all operations except for the purpose of winding up, (ii) redeem 100% of the Public Shares at a per-share price equal to the amount then held in the Trust Account (including interest earned thereon, net of taxes payable and up to $100,000 of interest to pay dissolution expenses), and (iii) liquidate, subject to applicable law.

F-5

The Sponsors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares (defined below) and Maxim has agreed to waive its rights to liquidating distributions from the Trust Account with respect to the Representative Sharaes, in each case if the Company fails to complete a Business Combination within the required time period. However, if the Sponsors acquire Public Shares, they will be entitled to liquidating distributions with respect to such Public Shares.

To protect the amounts held in the Trust Account, the Sponsors have agreed to be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or by a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, subject to certain exceptions, including claims by third parties who have executed waivers of any and all rights to seek access to the Trust Account and claims under the Company’s indemnification of the underwriters.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Going Concern Consideration

As of October 7, 2026, the Company had approximately $648,140 in cash held outside the Trust Account and working capital of approximately $361,280.

In order to finance transaction costs in connection with a Business Combination, the Sponsors, the Company’s officers and directors or their respective affiliates may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans, if any, would be evidenced by promissory notes. The notes may be repaid upon completion of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such loans may be converted into units at a price of $10.00 per unit. Such units would be identical to the Private Placement Units. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay such loans, but no proceeds held in the Trust Account would be used to repay such loans.

The Company has completed its Initial Public Offering and has sufficient liquidity to meet its working capital needs through the earlier of the consummation of a Business Combination or one year from the date of issuance of these financial statements.

In connection with the Company’s assessment of going concern considerations in accordance with FASB ASC 205-40, “Presentation of Financial Statements - Going Concern,” management has determined that the Company has sufficient liquidity to fund its operations for at least one year from the date these financial statements are issued. Accordingly, no substantial doubt exists about the Company’s ability to continue as a going concern.

Basis of Presentation

The accompanying financial statements are presented in U.S. Dollars and conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As such, it is eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. If some investors find the Company’s securities less attractive as a result, there may be a less active trading market for its securities and the prices of its securities may be more volatile.

F-6

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. An “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standard used. The Company intends to take advantage of the benefits of this extended transition period.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates. Significant estimates include the fair value of the rights, the Representative Shares and the over-allotment option as of the closing of the Initial Public Offering.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $648,140 as cash and cash equivalents as of October 7, 2026.

Cash Held in Trust Account

As of October 7, 2026, the assets held in the Trust Account, amounting to $100,000,000, were held in cash.

Prepaid Expenses

Prepaid expenses consist of the unamortized portion of the directors’ and officers’ liability insurance premium paid at the closing of the Initial Public Offering, which is amortized over the term of the policy.

Deferred Offering Costs

The Company complies with the requirements of the ASC 340-10-S99 and SEC Staff Accounting Bulletin Topic 5A, “Expenses of Offering.” Deferred offering costs consist principally of professional and registration fees that are related to the Initial Public Offering. FASB ASC 470-20, “Debt with Conversion and Other Options,” addresses the allocation of proceeds from the issuance of convertible debt into its equity and debt components. The Company applies this guidance to allocate Initial Public Offering proceeds from the Units between the Class A ordinary shares, the rights and the over-allotment option, using the residual method by allocating Initial Public Offering proceeds first to the fair value of the over-allotment option and the assigned value of the rights and then to the Class A ordinary shares. Offering costs allocated to the Public Shares are charged to temporary equity, offering costs allocated to the rights in the Units and the Private Placement Units and to the Class A ordinary shares in the Private Placement Units are charged to shareholders’ equity, as the rights, after management’s evaluation, are accounted for under equity treatment, and offering costs allocated to the over-allotment option, which is accounted for as a liability, are expensed as incurred. Upon the closing of the Initial Public Offering on October 7, 2026, all deferred offering costs were so allocated.

Class A Ordinary Shares Subject to Possible Redemption

The Public Shares contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation, or if there is a shareholder vote or tender offer in connection with the Company’s initial Business Combination. In accordance with ASC 480-10-S99, the Company classifies Public Shares subject to possible redemption outside of permanent equity, as the redemption provisions are not solely within the control of the Company.

The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable shares to equal the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from the initial book value to the redemption value. Changes in the carrying value of redeemable shares are recorded as adjustments to additional paid-in capital (to the extent available) and accumulated deficit.

F-7

Accordingly, as of October 7, 2026, Class A ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet. As of October 7, 2026, the Class A ordinary shares subject to possible redemption reflected in the balance sheet are reconciled in the following table:

Public offering proceeds	$100,000,000
Less:
Proceeds allocated to public rights	(6,688,163)
Proceeds allocated to over-allotment option liability	(106,371)
Allocation of offering costs related to redeemable shares	(4,344,831)
Add:
Accretion of carrying value to redemption value	11,139,365
Class A ordinary shares subject to possible redemption	$100,000,000

The Class B ordinary shares are classified as a component of shareholders’ equity since they are not subject to possible redemption outside of the Company’s control.

Rights

The Company accounts for the Public Rights and the Private Placement Rights issued in connection with the Initial Public Offering and the private placement in accordance with the guidance contained in FASB ASC Topic 815, “Derivatives and Hedging,” specifically ASC 815-40, “Contracts in Entity’s Own Equity.” The rights are exchangeable for a fixed number of Class A ordinary shares upon the consummation of a Business Combination, do not provide for any cash settlement and otherwise meet the criteria for equity classification. Accordingly, the Company classifies the rights within shareholders’ equity at their assigned value upon issuance, and the rights are not subject to subsequent remeasurement.

Over-Allotment Option

The over-allotment option granted to the underwriters to purchase up to 1,500,000 additional Units is a freestanding financial instrument that is accounted for as a liability in accordance with ASC 480-10, “Distinguishing Liabilities from Equity,” as the option obligates the Company to issue shares that are redeemable at the option of the holder. The over-allotment option is initially recorded at fair value, with the amount allocated to the option deducted from the proceeds of the Public Shares, and is subsequently remeasured at fair value at each reporting date until it is exercised or expires, with changes in fair value recognized in the statement of operations. Offering costs allocated to the over-allotment option are expensed as incurred. See Note 8 for the valuation of the over-allotment option as of October 7, 2026.

Representative Shares

The Representative Shares issued to the underwriters are accounted for as non-cash offering costs in accordance with ASC 718, “Compensation – Stock Compensation,” and SEC Staff Accounting Bulletin Topic 5A. The Representative Shares were measured at their fair value of $3,728,219 (approximately $9.32 per share) at the closing of the Initial Public Offering and recorded as an increase in Class A ordinary shares and additional paid-in capital, with the corresponding offering cost allocated to the instruments issued in the Initial Public Offering as described above.

Income Taxes

The Company complies with the accounting and reporting requirements of ASC 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

F-8

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of October 7, 2026. The Company’s management determined that the Cayman Islands is the Company’s only major tax jurisdiction. The Company is not currently aware of any issues under review that could result in significant payments, accruals, or material deviation from its position. The Company is subject to tax examinations by major taxing authorities since inception. There is currently no taxation imposed by the government of the Cayman Islands. In accordance with Cayman income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statement. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage (“FDIC”) of $250,000. At October 7, 2026, the Company had approximately $398,140 in excess of federally insured limits. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant credit risk.

Fair Value Measurements

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

•	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

•

Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•

Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature, other than the over-allotment option liability, which is carried at fair value (see Note 8).

Recently Issued Accounting Pronouncements

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, which enhances annual and interim segment disclosures, including additional information on segment expenses, the role of the Chief Operating Decision Maker (CODM), and how segment performance is evaluated. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. The adoption of this ASU resulted in additional disclosures but did not have a material impact on the Company’s financial statements.

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which requires more detailed information in the effective tax rate reconciliation and income taxes paid. The guidance became effective for the Company for the year ended December 31, 2025. The Company adopted this guidance during the year ended December 31, 2025 and the adoption did not have a material impact on its financial statements.

F-9

Management does not believe any other recently issued, but not yet effective, accounting standards will have a material impact on the Company’s financial statements.

NOTE 3 – PUBLIC OFFERING

Pursuant to the Initial Public Offering consummated on October 7, 2026, the Company sold 10,000,000 units at a price of $10.00 per unit, generating gross proceeds of $100,000,000. Each unit consists of one Class A ordinary share (the “Public Shares”) and one right to receive three-fourths (3/4) of one Class A ordinary share (each, a “Public Right”) upon the consummation of an initial Business Combination.

The Public Rights will automatically convert into Class A ordinary shares upon the consummation of a Business Combination at a ratio of three-fourths (3/4) of one Class A ordinary share for each right, such that every four rights entitle the holder thereof to receive three Class A ordinary shares, subject to adjustment. If the Company does not complete a Business Combination within the prescribed time period, the Public Rights will expire worthless.

No fractional shares will be issued upon conversion of the Public Rights, and holders will not receive cash in lieu of fractional shares. As a result, holders must hold rights in multiples of four in order to receive shares for all of their rights upon the closing of an initial Business Combination.

The Company granted the underwriters a 45-day option from the date of the prospectus to purchase up to 1,500,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price less underwriting discounts and commissions. As of October 7, 2026, the over-allotment option had not been exercised. The over-allotment option is accounted for as a liability at fair value (see Notes 2 and 8).

NOTE 4 – PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering on October 7, 2026, the Sponsors purchased an aggregate of 140,000 Private Placement Units, at a purchase price of $10.00 per unit, generating gross proceeds of $1,400,000, of which 135,000 Private Placement Units were purchased by Pine Tree Sponsor Group, LLC and 5,000 Private Placement Units were purchased by North Penn, LLC.

Each Private Placement Unit consists of one Class A ordinary share (the “Private Placement Shares”) and one right to receive three-fourths (3/4) of one Class A ordinary share upon the consummation of the Company’s initial business combination (the “Private Placement Rights”).

The Private Placement Units are identical to the units sold in the Initial Public Offering, except that the Private Placement Units, including the securities underlying such units, may not be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination, subject to certain limited exceptions.

The Sponsors, officers and directors have entered into a letter agreement with the Company pursuant to which they have agreed to: (i) waive their redemption rights with respect to any Founder Shares and Public Shares held by them in connection with the completion of the Company’s initial Business Combination; (ii) waive their redemption rights with respect to any Founder Shares and Public Shares held by them in connection with certain amendments to the Company’s amended and restated memorandum and articles of association; (iii) waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares if the Company fails to complete an initial business combination within the prescribed time period, although they will be entitled to liquidating distributions with respect to any Public Shares they hold; and (iv) vote any Founder Shares and Public Shares held by them in favor of the Company’s initial Business Combination.

If the Company does not complete an initial Business Combination within the required time period, the Private Placement Rights will expire worthless, and the Private Placement Shares will not participate in liquidating distributions from the Trust Account.

F-10

NOTE 5 – RELATED PARTY TRANSACTIONS

Founder Shares

In July 2024, Pine Tree Sponsor Group, LLC entered into a subscription agreement to acquire ordinary shares for an aggregate purchase price of $25,000. At inception, the Company issued one ordinary share with a par value of $1.00 to Pine Tree Sponsor Group, LLC. In August 2025, the Company amended its memorandum and articles of association, re-designated the ordinary share into 10,000 Class B ordinary shares with a par value of $0.0001 per share and issued an additional 2,414,324 Class B ordinary shares to Pine Tree Sponsor Group, LLC, resulting in Pine Tree Sponsor Group, LLC holding 2,424,324 Class B ordinary shares (the “Founder Shares”), reflecting a purchase price of approximately $0.01 per share, to cover certain of the Company’s offering costs.

In October 2025, the Company effected a share capitalization, resulting in the issuance of an additional 1,616,217 Founder Shares to Pine Tree Sponsor Group, LLC for no additional consideration. In June 2026, the Company issued an additional 888,030 fully paid Founder Shares to Pine Tree Sponsor Group, LLC through the capitalization of credit in the Company’s share premium account. Following these share capitalizations, Pine Tree Sponsor Group, LLC holds an aggregate of 4,928,571 Founder Shares. Up to 642,857 of the Founder Shares are subject to surrender by Pine Tree Sponsor Group, LLC for no consideration to the extent that the underwriters’ over-allotment option is not exercised in full or in part. All share and per-share amounts have been retroactively restated to reflect the share capitalizations.

Promissory Note — Related Party

In August 2025, Pine Tree Sponsor Group, LLC agreed to loan the Company up to $300,000 (the “Promissory Note”) to be used to pay a portion of the expenses of the Initial Public Offering. As of October 7, 2026, the Company had an outstanding balance of $118,000 under this note.

The Promissory Note is non-interest bearing and is payable upon the closing of the Initial Public Offering out of the proceeds not held in the Trust Account. The outstanding balance of $118,000 had not been repaid as of October 7, 2026 and is presented as a current liability in the accompanying balance sheet.

Related Party Payable

As of October 7, 2026, Pine Tree Sponsor Group, LLC and its affiliates had paid $37,697 on behalf of the Company for formation, offering-related and operating expenses which remained unreimbursed. This amount is recorded as a related party payable in the accompanying balance sheet. These advances are non-interest bearing and payable on demand.

Administrative Services Agreement — Related Party

The Company entered into an administrative services agreement with Pine Tree Sponsor Group, LLC, pursuant to which the Company will pay $1,667 per month for office space, utilities, and secretarial and administrative support. Such payments commenced on October 6, 2026, the date the Company’s securities were first listed on Nasdaq (the “Listing Date”), and will continue until the earlier of the consummation of the Company’s initial Business Combination or its liquidation. For the period from the Listing Date through October 7, 2026, the Company accrued $161 under this agreement, which is included in the related party payable.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsors, the Company’s officers and directors and their respective affiliates may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”).

If the Company completes a Business Combination, the Company would repay such Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, such Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay such loans.

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Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. Such Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such loans may be convertible into units at a price of $10.00 per unit. Such units would be identical to the Private Placement Units. As of October 7, 2026, no Working Capital Loans were outstanding.

NOTE 6 – COMMITMENTS AND CONTINGENCIES

Registration Rights

The holders of the Founder Shares, Representative Shares, Private Placement Units (including the securities contained therein), and any securities that may be issued upon conversion of Working Capital Loans (if any) are entitled to registration rights pursuant to a registration rights agreement entered into in connection with the Initial Public Offering. This agreement requires the Company to register such securities for resale. In the case of the Founder Shares, registration rights will apply only after they are converted into Class A ordinary shares.

The holders of these securities are entitled to make up to three demands, excluding short-form demands, to register such securities. In addition, these holders will have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

In connection with the Initial Public Offering, the Company entered into an underwriting agreement with Maxim, as representative of the underwriters and sole book-running manager. Pursuant to the underwriting agreement, the underwriters were entitled to an underwriting discount of 4.5% of the gross proceeds of the Initial Public Offering, consisting of a cash underwriting discount of 0.5% of the gross proceeds, or $500,000, paid upon the closing of the Initial Public Offering, and 4.0% payable in Class A ordinary shares, which was satisfied by the issuance of 400,000 Representative Shares to Maxim (or up to 460,000 Class A ordinary shares if the underwriters’ over-allotment option is exercised in full). The Representative Shares have no redemption rights or claims to the funds held in the Trust Account and are subject to the lock-up and transfer restrictions required by FINRA Rule 5110(e)(1) for a period of 180 days from the commencement of sales in the Initial Public Offering, and may be registered for resale following the expiration of the applicable lock-up period.

The Company also agreed to reimburse the underwriters for out-of-pocket expenses incurred in connection with the Initial Public Offering not to exceed $25,000, which amount was retained by the underwriters from the proceeds at the closing.

The Company granted the underwriters a 45-day option from the date of the prospectus to purchase up to 1,500,000 additional Units, representing 15% of the Units sold in the Initial Public Offering, to cover over-allotments, if any, at the Initial Public Offering price less underwriting discounts and commissions. The over-allotment option is accounted for as a liability at fair value (see Notes 2 and 8).

All underwriting fees, Representative Share issuance costs, and reimbursable expenses were treated as offering costs in accordance with applicable U.S. GAAP.

NOTE 7 – SHAREHOLDERS’ EQUITY

Preference Shares — The Company is authorized to issue up to 5,000,000 preference shares with a par value of $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. At October 7, 2026, there were no preference shares issued or outstanding.

Class A Ordinary Shares — The Company is authorized to issue up to 500,000,000 Class A ordinary shares, par value $0.0001 per share. Holders of the Company’s Class A ordinary shares are entitled to one vote per share.

As of October 7, 2026, there were 10,000,000 Class A ordinary shares issued and outstanding subject to possible redemption, which are presented as temporary equity in accordance with ASC 480-10-S99. The redemption provisions are not solely within the control of the Company and, accordingly, such shares are classified outside of permanent equity.

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In addition, as of October 7, 2026, there were 540,000 Class A ordinary shares issued and outstanding that are not subject to redemption, consisting of the 140,000 Private Placement Shares and the 400,000 Representative Shares, which are included in shareholders’ equity.

Class B Ordinary Shares — The Company is authorized to issue up to 50,000,000 Class B ordinary shares, par value $0.0001 per share. Holders of the Company’s Class B ordinary shares are entitled to one vote per share.

Holders of Class A ordinary shares and Class B ordinary shares will vote together as a single class on all matters submitted to a vote of shareholders, except as required by law; provided that prior to the closing of a Business Combination, only holders of Class B ordinary shares have the right to vote on the appointment or removal of directors and on continuing the Company in a jurisdiction outside the Cayman Islands.

At inception, the Company issued one ordinary share with a par value of $1.00 to Pine Tree Sponsor Group, LLC. In August 2025, the Company amended its memorandum and articles of association, re-designated that share into 10,000 Class B ordinary shares with a par value of $0.0001 per share and issued an additional 2,414,324 Class B ordinary shares to Pine Tree Sponsor Group, LLC. In October 2025, the Company effected a share capitalization resulting in the issuance of 1,616,217 additional Class B ordinary shares. In June 2026, the Company issued to Pine Tree Sponsor Group, LLC an additional 888,030 fully paid Class B ordinary shares through the capitalization of credit in the Company’s share premium account, such that Pine Tree Sponsor Group, LLC holds 4,928,571 Class B ordinary shares in the aggregate, of which up to 642,857 Class B ordinary shares are subject to surrender for no consideration to the extent that the underwriters’ over-allotment option is not exercised in full or in part. All share and per-share amounts have been retroactively restated to reflect the share capitalizations.

The Class B ordinary shares will automatically convert into Class A ordinary shares at the time of a Business Combination, or earlier at the option of the holder, at a ratio such that the number of Class A ordinary shares issuable upon conversion of all Class B ordinary shares will equal, in the aggregate, on an as converted basis, approximately 30% of the sum of the total number of all ordinary shares outstanding upon completion of the Initial Public Offering plus all Class A ordinary shares issued, or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of a Business Combination (excluding any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, or to be issued, to any seller in a Business Combination) less any Class A ordinary shares redeemed in connection with the Business Combination. In no event will the Class B ordinary shares convert into Class A ordinary shares at a rate of less than one-to-one.

Rights — Each unit issued in the Initial Public Offering and in the private placement includes one right. Each holder of a right will automatically receive three-fourths (3/4) of one Class A ordinary share upon the consummation of the Company’s initial Business Combination, subject to adjustment. Accordingly, every four rights entitle the holder to receive three Class A ordinary shares.

No fractional Class A ordinary shares will be issued upon conversion of the rights. Fractional shares will be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of Cayman Islands law. As a result, holders must hold rights in multiples of four in order to receive shares for all of their rights upon the closing of an initial Business Combination.

The rights do not carry any voting rights or redemption rights and do not participate in liquidating distributions. If the Company is unable to complete an initial Business Combination within the Combination Period and redeems the Public Shares for the funds held in the Trust Account, holders of rights will not receive any of such funds with respect to their rights, and the rights will expire worthless.

As of October 7, 2026, there were 10,140,000 rights outstanding, consisting of 10,000,000 Public Rights and 140,000 Private Placement Rights.

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NOTE 8 — FAIR VALUE MEASUREMENTS

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1: Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2: Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3: Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s liabilities that are measured at fair value on a recurring basis as of October 7, 2026 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	October 7, 2026
Liabilities:
Over-allotment option liability	3	$106,371

The over-allotment option liability is classified within Level 3 of the fair value hierarchy because it is valued using an option pricing model with significant unobservable inputs, including the expected volatility of the Units. Transfers to and from Levels 1, 2 and 3 are recognized at the end of the reporting period. There were no transfers between levels for the period from the closing of the Initial Public Offering through October 7, 2026.

The fair value of the over-allotment option is $106,371 in the aggregate, or approximately $0.07 per Unit subject to the option. The fair value of the over-allotment option was determined using a Black-Scholes option pricing model, which incorporates the contractual terms of the option, including the exercise price, the expected term to expiry, the fair value of the Units and the expected volatility of the Units. The over-allotment option has been classified as a liability and is remeasured at fair value at each reporting date, with changes in fair value recognized in the statement of operations.

The following table presents the quantitative information regarding market assumptions used in the Level 3 valuation of the over-allotment option:

Input	October 7, 2026
Fair value of the Unit	$9.99
Exercise price per Unit	$10.00
Expected term (years)	0.12
Expected volatility of the Units	3.64%
Risk-free interest rate	4.12%
Dividend yield	0.00%

The fair value of the Public Rights and Private Placement Rights is $6,781,797 in the aggregate, or approximately $0.67 per right. The fair value of the rights was determined using a Probability-Weighted Expected Return Method, reflecting the contingent nature of the payoff based on the consummation of a Business Combination.

The rights have been classified within shareholders’ equity and are not subject to subsequent remeasurement.

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The following table presents the quantitative information regarding market assumptions used in the Level 3 valuation of the Rights:

Input	October 7, 2026
Risk-free interest rate	4.42%
Expected term (years)	1.00
Fair value of the ordinary share price	$9.32
Class A ordinary shares issuable per right	0.75
Probability of successful acquisition	10%

The fair value of the Representative Shares of $3,728,219 in the aggregate, or approximately $9.32 per share, was determined by reference to the fair value of the Class A ordinary shares at the closing of the Initial Public Offering, derived from the allocation of the Unit purchase price between the Class A ordinary shares, the rights and the over-allotment option described above.

NOTE 9 – SEGMENT INFORMATION

ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statement information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker, or group, in deciding how to allocate resources and assess performance.

The Company’s chief operating decision maker (“CODM”) has been identified as the Chief Executive Officer, who reviews the assets, operating results, and financial metrics for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that the Company only has one reportable segment.

The CODM assesses performance for the single segment and decides how to allocate resources based on net income or loss that also is reported on the statement of operations as net income or loss. The measure of segment assets is reported on the balance sheet as total assets. When evaluating the Company’s performance and making key decisions regarding resource allocation the CODM reviews several key metrics, which include the following:

October 7, 2026
Cash and cash equivalents	$648,140
Cash held in Trust Account	$100,000,000

NOTE 10 – SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statement was issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement, other than noted below.

Over-allotment option: as of the date these financial statements were issued, the underwriters had not exercised the over-allotment option, which expires on November 20, 2026. If the option is not exercised, up to 642,857 Founder Shares will be surrendered by Pine Tree Sponsor Group, LLC for no consideration and the over-allotment option liability will be released to the statement of operations.

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